UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10571

BLUE CHIP INVESTOR FUNDS

(Exact name of registrant as specified in charter)

480 N. Magnolia Avenue, Suite 103, El Cajon CA 92020

(Address of principal executive offices)

             (Zip code)

Ross C. Provence

480 N. Magnolia Avenue, Suite 103, El Cajon CA 92020

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

BLUE CHIP INVESTOR FUND

ANNUAL REPORT

December 31, 2005

Blue Chip Investor Fund

Annual Report

December 31, 2005

     In 2005 the Fund gained 2.87%, while the S&P 500 rose 4.91%.  Only two sectors in the S&P 500 returned more than 5%: Energy (up 29%) and Utilities (up 13%).  Since we view these two sectors as unattractive over the long term, the Fund holds no energy or utility stocks, which impaired relative performance in 2005.  The Fund’s three-year annualized return is 11.54%, posting gains in three of the four years it has existed.

     Let's reiterate the philosophy behind our investment strategy: serving clients via prudent, conservative, principled money management.  This mindset comes before performance.  In fact, we believe it is this emphasis which ultimately produces attractive long-term performance.  Using our philosophy, we identify:

BLUE-CHIP COMPANIES, REGARDLESS OF SIZE

     Conventional Wall Street advice is to diversify among the stocks of large-, mid- and small-capitalization companies.  Many money managers pigeonhole themselves, emphasizing only one size of company.  As you probably know, we neither force ourselves to allocate trades equally to each size of company (small, mid and large cap) nor do we limit ourselves to only one size.  Instead, we believe in being opportunistic.  Thus, if greater numbers of attractive buys appear among mid-cap stocks, our portfolio will be more heavily weighted in mid-caps.  The same is true for large-cap and, theoretically, small-cap stocks.

     However, we do require that the companies in which we invest show stable earnings growth over a relatively long period of time, generally 10 years.  This demanding requirement naturally skews our investment universe toward larger firms.  (Companies enjoying long-term growth inevitably become sizable enterprises.)  Nevertheless, when we say "blue chip", we are referring to quality, not size.  Similarly, USC's Heisman-Trophy-winning running back, Reggie Bush, is a blue-chip athlete even though he's not big by football standards.

GROWTH COMPANIES

     Without question, consistent growth companies are superior to firms exhibiting cyclical, occasional, slow, or no growth.  One way we measure growth is by the rate at which earnings increase.  Earnings growth, though, must be studied.  A company that retains all its earnings should be viewed differently than a company which pays out most of its earnings via dividends and stock buybacks.  (Likewise, if you let interest compound in a savings account, you'll get a different result than if you withdraw all interest income.)  Therefore, return on equity-ROE-should be reviewed in tandem with earnings growth.  We invest in companies whose ROE is usually greater than 15%.  Furthermore, we closely monitor "incremental ROE", looking for 15% returns on retained earnings over a variety of time increments.

A FAVORABLE PURCHASE PRICE

     Stock-screening software allows one to easily identify excellent growth companies.  Yet most investors aren't patient enough to wait for stocks to trade at attractive prices.  However, one must not overpay, if only because it's so difficult to generate good results buying stocks

2005 Annual Report  1

with a P/E of, say, 35.  If a 35-P/E stock dropped to a more normal P/E of 17 over five years, one still wouldn't profit, even if earnings grew 15% each year.  (A variation of this has taken place with the S&P 500 Index over the last six years, resulting in a net loss.)

     We determine buy prices using a combination of valuation methods, including a comparison of a stock's free cashflow yield to interest rates.  Also, for higher growth companies, we're willing to pay more.  But for each stock that we monitor, we often get only two or three genuinely favorable buying opportunities every ten years.  Thus, patience and discipline are essential.  The Blue Chip Investor Fund's investment methodology defies easy categorization.  Is it a growth fund because it buys stocks of growth companies?  Is it a value fund because it owns stocks with low P/Es?  Do we track large, mid or small-cap stocks?  Not fitting nicely into Wall Street's "style boxes" continues to be an advantage.  Rather than conform, we focus on steadfastly following a commonsense approach that targets solid returns with low risk.

Sincerely,

Steven G. Check

Portfolio Manager

Blue Chip Investor Fund

BLUE CHIP INVESTOR FUND

by Industry Sectors (Unaudited)

(as a percentage of of Net Assets)

2005 Annual Report  2

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Check Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.bluechipinvestorfund.com.  It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how  the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number(1-800-59-FUNDS).  This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing costs, including investment adviser fees and other Fund expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund's transfer agent.  IRA accounts will be charged a $8.00 annual maintenance fee.  The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested in the Fund on June 30, 2005 and held through December 31, 2005.

The first line of the table below provides information about actual account values and actual expenses.  In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to do so, shareholders can compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                    Expenses Paid

                   Beginning                      Ending                    During the Period*

                                                               Account Value             Account Value               June 30, 2005 to

                                                               June 30, 2005          December 31, 2005          December 31, 2005

Actual                                  $1,000.00                   $1,044.36                             $7.47

Hypothetical                         $1,000.00                   $1,017.90                             $7.38

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2005 Annual Report  3

BLUE CHIP INVESTOR FUND

PERFORMANCE INFORMATION (Unaudited)

12/31/05  NAV $104.45

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                                                                     Since
                                                                1 Year(A)            3 Year              Inception (A)
Blue Chip Investor Fund                          2.87%                11.54%                 3.88%
S&P 500(B)                                                4.91%                14.38%                 3.91%

(A)1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The inception date of the Blue Chip Investor Fund was January 1, 2002.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-59-FUNDS.

2005 Annual Report  4

Blue Chip Investor Fund

		Schedule of Investments
		December 31, 2005
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Accident & Health Insurance
25,000	Aflac, Inc.	$ 1,160,500	4.94%

Computer Services
18,000	Fiserv Inc. *	778,860	3.31%

Electronic - Semiconductors
40,000	Intel Corp.	998,400	4.25%

Financial Services
40,000	First Data Corp.	1,720,400	7.33%

General Buildings Materials
10,000	Danaher Corp.	557,800	2.37%

General Industrial Machinery
12,000	Illinois Tool Work Inc.	1,055,880	4.49%

Holding Companies NEC
40	Berkshire Hathaway Class A*	3,544,800
75	Berkshire Hathaway Class B*	220,163
		3,764,963	16.02%

Insurance
15,800	Mercury General Corp.	919,876	3.91%

Leisure Services
28,000	Disney (Walt) Co.	671,160	2.85%

Medical Instruments
19,000	Becton Dickinson & Co.	1,141,520	4.85%

Motorcycles, Bicycles, & Parts
24,000	Harley Davidson Inc.	1,235,760	5.26%

Motor Vehicles & Passenger Car
10,500	PACCAR	726,915	3.09%

National Commercial Banks
20,000	Synovus	540,200
19,000	Wells Fargo and Company	1,193,770
		1,733,970	7.37%

Publishing and Printing
21,000	Meredith Corp.	1,099,140	4.67%

Retail - Discount & Variety
20,000	Wal-Mart Stores Inc. +	936,000	3.98%

Retail - Building Materials, Hardware
16,000	Sherwin Williams Co.	726,720	3.09%

Retail - Wholesale - Building Products
30,000	Home Depot Inc.	1,214,400	5.16%

Shoes & Related Apparel
14,000	Nike Inc.	1,215,060	5.17%

Services - Business Services, NEC
30,500	Total Systems Services, Inc.	603,595	2.57%

Tobacco Products
15,000	UST Inc. +	612,450	2.60%

Total for Common Stock (Cost $20,564,164)		22,873,369	97.28%

Cash Equivalents
632,280	Dreyfus Cash Management CL A 3.80% **	632,280	2.69%
	(Cost - $632,280)

	Total Investments	23,505,649	99.97%
	(Cost - $21,196,444)

	Other Assets in excess of Liabilities	7,020	0.03%

	Net Assets	$ 23,512,669	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; Yield Rate shown

represents the rate at December 31, 2005.

+The security is pledged as collateral for options written.

The accompanying notes are an integral part of these

financial statements.

2005 Annual Report  5

Blue Chip Investor Fund

	Schedule of Investments
	December 31, 2005
Shares/Principal Amount		Market Value	% of Net Assets

CALL OPTIONS WRITTEN

	Shares Subject
Underlying Security	to Call	Market Value
Expiration Date/Exercise Price

UST Inc.
January 2006 Calls @ $40.00	15,000	$ 19,500

Wal-Mart Stores Inc.
January 2006 Calls @ $50.00	20,000	2,000

Total (Premiums Received $88,244)		$ 21,500

The accompanying notes are an integral part of these

financial statements.

2005 Annual Report  6

Blue Chip Investor Fund

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investment Securities at Market Value	$ 23,505,649
(Cost $21,196,444)
Receivable for Shareholder Purchases	28,122
Dividends Receivable	30,640
Interest Receivable	5,700
Prepaid Expenses	2,655
Total Assets	23,572,766
Liabilities:
Covered Call Options Written at Market Value (premiums received $88,244)	21,500
Payable for Shareholder Redemptions	800
Advisory Fee Payable	12,177
Administration Fee Payable	2,040
Accrued Expenses	23,580
Total Liabilities	60,097
Net Assets	$ 23,512,669
Net Assets Consist of:
Paid In Capital	$ 21,116,231
Accumulated Undistributed Net Investment Income	20,489
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	-
Unrealized Appreciation in Value
of Investments Based on Cost - Net	2,375,949
Net Assets, for 225,111 Shares Outstanding	$ 23,512,669
(Unlimited shares authorized, without par value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($23,512,669/225,111 shares)	$ 104.45

Statement of Operations
For the year ended December 31, 2005
Investment Income:
Dividends	$ 360,639
Interest	19,503
Total Investment Income	380,142
Expenses:
Investment Adviser Fees	245,442
Interest Expense	48,039
Transfer Agent & Accounting Fees	33,244
Administration Fees	23,992
Audit Fees	20,140
Registration Fees	10,674
Custody Fees	15,002
Legal Fees	12,129
Other Fees	1,710
Insurance Expense	3,099
Trustee Fees	2,000
Printing and Postage Expense	2,990
Total Expenses	418,461
Less:
Advisory Fee Waiver	(64,258)
Net Expenses	354,203
Net Investment Income	25,939

Realized and Unrealized Gain (Loss) on Investments & Options:
Net Realized Gain on Investments	1,431,144
Net Realized Gain on Options	245,798
Net Change in Unrealized (Depreciation) on Investments	(1,206,162)
Net Change in Unrealized Appreciation on Options	77,397
Net Realized and Unrealized Gain on Investments & Options	548,177

Net Increase in Net Assets from Operations	$ 574,116

The accompanying notes are an integral part of these

financial statements.

2005 Annual Report  7

Blue Chip Investor Fund

Statements of Changes in Net Assets
	1/1/2005	1/1/2004
	to	to
	12/31/2005	12/31/2004
From Operations:
Net Investment Income	$ 25,939	$ 37,932
Net Realized Gain on Investments	1,431,144	667,634
Net Realized Gain on Options	245,798	289,345
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,206,162)	870,990
Net Change in Unrealized Appreciation (Depreciation) on Options	77,397	(10,653)
Increase (Decrease) in Net Assets from Operations	574,116	1,855,248
From Distributions to Shareholders:
Net Investment Income	(5,464)	(47,405)
Net Realized Gain from Security Transactions	(1,676,928)	(632,330)
Change in Net Assets from Distributions	(1,682,392)	(679,735)
From Capital Share Transactions:
Proceeds From Sale of Shares	4,082,224	9,495,003
Shares Issued on Reinvestment of Dividends	1,682,392	678,014
Cost of Shares Redeemed	(7,183,718)	(6,219,846)
Net Increase (Decrease) from Shareholder Activity	(1,419,102)	3,953,171

Net Increase (Decrease) in Net Assets	(2,527,378)	5,128,684

Net Assets at Beginning of Period	26,040,047	20,911,363
Net Assets at End of Period (Including accumulated	$ 23,512,669	$ 26,040,047
undistributed Net Investment Income of $20,489 and $0, respectively)

Share Transactions:
Issued	38,040	89,355
Reinvested	15,997	6,215
Redeemed	(67,360)	(58,444)
Net Increase (Decrease) in Shares	(13,323)	37,126
Shares Outstanding Beginning of Period	238,434	201,308
Shares Outstanding End of Period	225,111	238,434

Financial Highlights
Selected data for a share outstanding throughout the period:	1/1/2005	1/1/2004	1/1/2003	1/1/2002*
	to	to	to	to
	12/31/2005	12/31/2004	12/31/2003	12/31/2002
Net Asset Value -
Beginning of Period	$ 109.21	$ 103.88	$ 83.25	$ 100.00
Net Investment Income **	0.11	0.16	0.23	1.31
Net Gains or (Losses) on Securities
(realized and unrealized)	3.07	8.07	20.59	(17.42)
Total from Investment Operations	3.18	8.23	20.82	(16.11)

Distributions (From Net Investment Income)	(0.02)	(0.20)	(0.19)	(0.64)
Distributions (From Capital Gains)	(7.92)	(2.70)	0.00	0.00
Total Distributions	(7.94)	(2.90)	(0.19)	(0.64)

Net Asset Value -
End of Period	$ 104.45	$ 109.21	$ 103.88	$ 83.25
Total Return	2.87%	7.93%	25.01%	(16.11)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	23,513	26,040	20,911	11,492

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.71%	1.67%	1.77%	2.82%
Ratio of Net Investment Income to Average Net Assets	-0.16%	-0.08%	-0.41%	-1.25%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.11%	0.09%
Ratio of Net Investment Income to Average Net Assets	0.11%	0.15%	0.25%	1.48%

Portfolio Turnover Rate	93.80%	71.91%	105.42%	52.67%

*Commencement of operations.

**Per share amounts calculated using the average shares method.

The accompanying notes are an integral part of these

financial statements.

2005 Annual Report  8

NOTES TO FINANCIAL STATEMENTS

BLUE CHIP INVESTOR FUND

December 31, 2005

1.) ORGANIZATION

Blue Chip Investor Fund (the "Fund") is a non-diversified series of the Blue Chip Investor Fund (the "Trust"), formerly Premier Funds.  The Trust is an open-end investment company.  The Trust was organized in Ohio as a business trust on November 1, 2001 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on January 1, 2002.  At present, the Fund is the only series authorized by the Trust.  The Fund's investment objective is to seek long-term growth of capital. The Adviser to the Fund is  Check Capital Management, Inc. (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, a security is generally valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the price provided by the pricing service last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

OPTION WRITING:

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2005 Annual Report  9

Notes to the Financial Statements  - continued

SHARE VALUATION:

The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the specific indentification method in computing gain or loss on sale of investment securities purchased are amortized over the life of the respective securities.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement (the "Management Agreement") with the Adviser,  Check Capital Management, Inc. Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Adviser receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund.  As a result of the above calculation, for the period ended December 31, 2005, the Adviser earned management fees totaling $245,442, before the waiver of fees and/or reimbursement of expenses described below.  The Adviser contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.25% of its average daily net assets through  the calendar year 2005.  The Adviser waived and/or  reimbursed expenses of $64,258 for the fiscal year ended December 31, 2005.  At December 31, 2005 the Fund owed the Adviser $12,177.

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

On November 9, 2005 the Board of Trustees (the “Trustees”) for the Blue Chip Investor Fund met to consider the renewal of the Management Agreement. In renewing the  Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the investment adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the Trustees reviewed information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the "Peer Group").  The Trustees also reviewed comparative performance information for other accounts managed by the Adviser and an appropriate benchmark index. The Trustees reviewed the information and concluded that the Fund's performance was acceptable.

As for the nature, extent and quality of the services provided by the Adviser, the Trustees discussed the Adviser's experience and capabilities.  The representatives of the Adviser reviewed and discussed with the Board the Adviser's ADV and the 17j-1 cer-

2005 Annual Report  10

Notes to the Financial Statements – continued

tifications.  They summarized the information provided in a report regarding matters such as the Adviser's financial condition and investment personnel.  They also discussed the portfolio manager's background and investment management experience.  Furthermore, they reviewed the Adviser's financial information and discussed the firm's ability to meet its obligations under the Management Agreement.  The Board concluded that the nature and extent of the services provided by the Adviser were consistent with their expectations, that they were satisfied with the quality of services provided by the Adviser, and that the Adviser has the resources to meet its obligations under the Management Agreement.

As to the costs of the services provided, the Board reviewed the fees under the Management Agreement compared to the Peer Group, and fees charged to other clients of the Adviser.  It was the consensus of the Trustees that the Adviser's commitment to cap Fund expenses was an important consideration, and that the Fund's overall expenses were very competitive.  The Board noted that the expense ratio was below the category average, and concluded that the advisory fee was reasonable.  The Board also reviewed a profit and loss analysis prepared by the Adviser that analyzed the expenses incurred by the Adviser in managing the Fund and the total revenue derived by the Adviser from the Fund.

As to the the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders the Trustees concluded that the Adviser was not overly profitable, and that an in depth discussion regarding economies of scale was not necessary based on the current size of the Fund.

Upon review of all the factors discussed above, the Trustees concluded that the Management Agreement was fair and reasonable; that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser; and that renewal of the Management Agreement would be in the best interests of the Fund.

5.) RELATED PARTY TRANSACTIONS

The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc.  The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $700 million subject to a minimum monthly fee of $2,000.  The Fund also pays all out of pocket expenses directly attributable to the Fund.  An officer and director of Premier Fund Solutions, Inc. is also an officer and trustee of the Fund and the son of another trustee.  For the period ended December 31, 2005 the administrator earned $23,992. At December 31, 2005 the Fund owed the administrator $2,040.

6.) CAPITAL SHARES

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at December 31, 2005 was $21,116,231 representing 225,111 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2005, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $23,322,976 and $24,404,807, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at December 31, 2005 was $21,196,444 and proceeds received for options written was $88,244.  At December 31, 2005, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                           Gross                      Gross

                       Appreciation            (Depreciation)

Net Appreciation (Depreciation)

 Securities:

$2,526,214

       ($217,009)

$2,309,205

 Options:

$     66,744

        $        -0-

$     66,744

$2,592,958

       ($217,009)

$2,375,949

2005 Annual Report  11

Notes to the Financial Statements – continued

9.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2005, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, 80.77% of the Fund.

10.) OPTIONS WRITTEN

As of December 31, 2005 portfolio securities valued at $1,548,450 were pledged as collateral by the custodian as cover for call options written by the Fund. Transactions in options written during the year ended December 31, 2005, were as follows:

Number of

Premiums

 Contracts

 Received

Options outstanding at January 1, 2005

           50          $  23,847

Options written

       2,078

  471,534

Options terminated in closing purchase transactions

             0

                     $ 0

Options expired

     (1,138)         (245,795)

Options exercised                                                                  (640)         (161,342)

Options outstanding at December 31, 2005

                      350        $   88,244

11.) DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during fiscal years 2005 and 2004 were as follows.

Distributions paid from:

              2005                     2004

Ordinary Income                                           $    5,464               $  47,405

Short-term Capital Gain                                   411,719                 632,330

Long-term Capital Gain                                 1,265,209                        -0-

                                                                             $1,682,392               $679,735

As of December 31, 2005 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                     $         20,489

Undistributed long-term capital  gain/(accumulated losses)                               -

Unrealized appreciation/(depreciation)                                                2,375,949

                                                                                                 $    2,396,438

There were no differences between book and tax basis of investments.

12.) AVERAGE BORROWINGS

A loan and pledge agreement dated February 6, 2003 is in place between the Fund and the Custodial Trust Company.  The Fund may seek to obtain loans for the purpose of funding redemptions or purchasing securities up to the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral.  The maximum interest rate of such loans is set at a rate per annum equal to 30 day LIBOR plus 1.25%.  During the year ended December 31, 2005 the Fund had an average loan balance of $1,079,000 and paid an average interest rate of 4.45%.  As of December 31, 2005 there was no outstanding loan balance due.

2005 Annual Report  12

Cohen McCurdy

                                                                                 Cohen McCurdy, Ltd.

Certified Public Accountants

             800 Westpoint Pkwy., Suite 1100

                                                                                   Westlake, OH 44145

                                                                            (440) 835-8500

                                                                                 (440) 835-1093 fax

                                                                                             www.cohenmccurdy.com

              REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

Blue Chip Investor Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Chip Investor Fund (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to the year ended December 31, 2004 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the Fund's custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Investor Fund as of December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

February 16, 2006

2005 Annual Report  13

TRUSTEES AND OFFICERS

Unaudited

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee servers until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.

      The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Ross C. Provence*, (67) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020	President and Trustee	Since 2001	General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). Estate planning attorney (1963 to current).	1	Wireless Fund
Jeffrey R. Provence*, (36) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020	Secretary, Treasurer and Trustee	Since 2001	General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). CEO, Premier Fund Solutions, Inc. (2001-Present).	1	Private Asset Management Funds, Sycuan Funds, Wireless Fund
Jock Meeks, (49) 575 Anton Blvd., Ste 500 Costa Mesa, Ca 92626	Chief Compliance Officer	Since 2004

Chief Compliance Officer and Client Services Director for Check Capital Management (2004 to current). Investment Specialists (200 to 2002 and 2003 to 2004) for Charles Schwab. Acting Branch Manager for Charles Schwab (2002).

				N/A	N/A

* Ross C. Provence and Jeffrey R. Provence are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 due to their positions as officers of the Trust. Ross C. Provence is the father of Jeffrey R. Provence.

Independent Trustees

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Allen C. Brown, (62) 222 West Madison Ave., El Cajon, California 92020	Independent Trustee	Since 2001	Co-owner of Stebleton & Brown (1994 to current). Estate planning and business attorney (1970 to current).	1	Sycuan Funds
George Cossolias, CPA, (70) 9455 Ridgehaven Court, Suite 101, San Diego, California 92123	Independent Trustee	Since 2001	Owner of George Cossolias & Company, CPAs (1972 to current). President of Lubrication Specialists, Inc. (1996 to current).	1	Sycuan Funds, Wireless Fund, Temecula Valley Bankcorp.

 The Statement of Additional Information contains additional and more detailed information about the trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2005 Annual Report  14

Board of Trustees

George Cossolias, CPA

Allen C. Brown

Ross C. Provence

Jeffrey R. Provence

Investment Adviser

Check Capital Management Inc.

575 Anton Boulevard, Suite 500

Costa Mesa, CA 92626-7169

Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Custodian

Custodial Trust Co.

101 Carnegie Center

Princeton, NJ 08540-6231

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, OH 44141

Fund Administrator

Premier Fund Solutions, Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Independent Auditors

Cohen McCurdy, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH  44145-1524

BLUE CHIP INVESTOR FUND

575 Anton Boulevard, Suite 500

Costa Mesa, California 92626

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/05	FYE 12/31/04
Audit Fees	$15,500	$20,000
Audit-Related Fees	$875	$1,082
Tax Fees	$3,200	$1,850
All Other Fees	$3,350	$1,600

Nature of Audit-Related Fees: out of pocket and consent fees.

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Related Fees	FYE 12/31/05	FYE 12/31/04
Registrant	$6,550	$3,450
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Investor Funds

By : /s/ Ross C. Provence

Ross C. Provence

President

Date:                     3/9/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Ross C. Provence

Ross C. Provence

President

Date:                     3/9/06

By : /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date:                     3/9/06